UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2023

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 24, 2023, the Board of Directors (the “Board”) of Lyft, Inc. (the “Company”) appointed Janey Whiteside to serve as a member of the Board, effective July 31, 2023 as a Class II director with a term of office expiring at the Company’s 2024 Annual Meeting of Stockholders. Ms. Whiteside has also been appointed as a member of the Compensation Committee of the Board, effective July 31, 2023.
Since October 2022, Ms. Whiteside has served as a partner of the Consello Group, a financial services advisory and strategic investing platform, and the CEO of Consello’s Growth and Business Development division. Prior to joining Consello, Ms. Whiteside was Executive Vice President and Chief Customer Officer of Walmart Inc., a multinational retail corporation, from August 2018 to March 2022. From 1997 to July 2018, Ms. Whiteside served at American Express Company, a diversified financial services company, in business development, marketing and operating roles in various customer segments, including most recently as EVP & GM – Global Premium Products & Benefits and EVP & GM – Global Charge Products, Benefits & Services. Ms. Whiteside serves as a member of the Board of Directors of LendingClub Corporation, a publicly traded bank, Banyan, a privately held tech start up in the data space, and Caravan a celebrity-brand incubator aligned with CAA. Ms. Whiteside holds an Economics and Management Studies degree (BSc Econ) from Cardiff University.
Ms. Whiteside was selected to serve on the Board because of her significant operational experience as an executive leading consumer marketing and loyalty programs.
There are no arrangements or understandings between Ms. Whiteside and any other person pursuant to which Ms. Whiteside was appointed to serve on the Board. There are no family relationships between Ms. Whiteside and any other director or executive officer of the Company, and there have been no transactions between Ms. Whiteside and the Company since the beginning of the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.
Ms. Whiteside will receive the standard compensation available to the Company’s non-employee directors, which is described in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on May 1, 2023. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with Ms. Whiteside, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-229996) filed with the SEC on March 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	July 28, 2023	/s/ Kristin Sverchek
Kristin Sverchek
President